UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report: March 29, 2004
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

ITEM 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE

On March 29, 2004 Hawk issued a press release announcing that it plans to expand its domestic friction manufacturing capacity with the construction of a new facility at the Port of Catoosa (Tulsa), Oklahoma. The press release has been posted to Hawk’s website <www.hawkcorp.com> and a copy is also set forth in Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits:
99.1 Hawk Corporation Press Release dated March 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2004	HAWK CORPORATION

	By:	/s/ Thomas A. Gilbride

Thomas A. Gilbride
Vice President — Finance
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hawk Corporation Press Release dated March 29, 2004.